UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 20, 2011

TBS INTERNATIONAL PLC
(Exact name of Registrant as Specified in its Charter)

Ireland	001-34599	98-0646151
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

Block A1 Vision Consulting East Point Business Park Fairview Dublin 3, Ireland
(Address of principal executive offices)

+1 353(0) 1 618 0000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On December 20, 2011, TBS International plc issued the press release attached as Exhibit 99.1 hereto, which press release is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1	Press release of TBS International plc dated December 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TBS INTERNATIONAL PLC
Date: December 21, 2011	By:	/s/ Ferdinand V. Lepere
		Name:	Ferdinand V. Lepere
		Title:	Senior Executive Vice President and Chief Financial Officer